SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2003

Hooper Holmes, Inc.

(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920

(Address of principal executive officers) (zip)

Registrant’s telephone number, including area code (908) 766-5000

None

(Former names or former address, if change since last report.)

FORM 8-K

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated October 28, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 28, 2003, Hooper Holmes, Inc., issued a press release announcing its financial results for the quarter and nine months ended September 30, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

By:	/s/ FRED LASH

Fred Lash
Senior Vice President, Chief Financial Officer & Treasurer

Date: October 30, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Hooper Holmes, Inc. on October 28, 2003.